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                                                                   EXHIBIT 10.11

MORGAN STANLEY DEAN WITTER

                                                     1221 AVENUE OF THE AMERICAS
                                                     NEW YORK, NEW YORK 10020
                                                     (212) 761-4000

WebLink Wireless, Inc.
3333 Lee Parkway, Suite 100
Dallas, Texas 75219                                            January 27, 2000

Attention: John D. Beletic
            Chairman and Chief Executive Officer

Dear John:

We understand that WebLink Wireless, Inc. (the "COMPANY") intends to propose, for approval by its stockholders at its 2000 regular annual meeting, the Company's 2000 Flexible Incentive Plan substantially in the form approved by the Board of Directors of the Company at its meeting on January 13, 2000 (the "EMPLOYEE PLAN"). The Morgan Stanley stockholders support the adoption and implementation of the Employee Plan in order to facilitate the retention and motivation of the Company's key employees.

Accordingly, each of the undersigned stockholders of the Company hereby agrees, severally and not jointly, to vote all shares of common stock, par value $.0001 per share, of the Company that such stockholder is entitled to vote at the time of the 2000 regular annual meeting of the stockholders of the Company in favor of the approval and adoption of the Employee Plan and any actions related thereto. Nothing herein shall be construed to limit in any way the ability of the undersigned to sell, transfer or otherwise dispose of any such common stock at any time and the agreement contained herein will be terminated with respect to any such Shares that are sold, transferred or disposed of.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Very truly yours,

THE MORGAN STANLEY LEVERAGED EQUITY FUND II, L.P.
MORGAN STANLEY CAPITAL PARTNERS III, L.P.
MORGAN STANLEY CAPITAL INVESTORS, L.P.
MSCP III 892 INVESTORS, L.P.

By: /s/ Leigh J. Abramson
   --------------------------
   Leigh J. Abramson

MORGAN STANLEY VENTURE CAPITAL FUND II, L.P.
MORGAN STANLEY VENTURE CAPITAL FUND, L.P.
MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.
MORGAN STANLEY VENTURE INVESTORS, L.P.

By: /s/ Guy de Chazal
   -----------------------
        Guy de Chazal